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                                                                   EXHIBIT 10.25

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT is made and entered into this 8th day of August, 2000, by and among Illinois Superconductor Corporation, a Delaware corporation ("Parent"), American National Bank and Trust Company of Chicago, as escrow agent ("Escrow Agent"), Russell Scott III (the "Stockholder Representative"), as stockholder representative by and on behalf of Spectral Solutions, Inc., a Colorado Corporation (the "Company") (collectively, the "Stockholders") as designated on Schedule A hereto.

WHEREAS, the Company, Parent and SSI Acquisition Corp, a Colorado corporation and a wholly-owned subsidiary of Parent ("Sub"), have entered into an Agreement and Plan of Merger dated May 17, 2000 (the "Merger Agreement"), pursuant to which Sub will be merged into Company (the "Merger") and Company will thereby become a wholly-owned subsidiary of Parent; and


         WHEREAS, the Stockholder Representative and certain other Stockholders of the Company listed on Schedule B hereto (the "Option Stockholders") have entered into an Option and Exclusive Dealing Agreement dated May 17, 2000 (the "Option Agreement"), pursuant to which, among other things, such Stockholders have granted to Parent an option to purchase (the "Option") and certain voting rights with respect to the shares of the Preferred Stock, $.001 par value per share ("Company Preferred Stock"), and Common Stock, $.001 par value per share ("Company Common Stock"), of Company owned by such Option Stockholders (the "Acquired Shares"), which Acquired Shares are listed on Schedule B hereto (which Schedule may be amended from time to time to reflect the acquisition of additional shares of Company Preferred Stock or Company Common Stock by a writing delivered to the Escrow Agent and executed by Parent and the Shareholder Representative); and

         WHEREAS, the Merger Agreement and the Option Agreement contain certain indemnification provisions for the benefit of Parent; and

         WHEREAS, as security for the performance of such indemnification provisions, the Merger Agreement and the Option Agreement provide for the execution and delivery of this Escrow Agreement; and

         WHEREAS, a copy of each of the Merger Agreement and the Option Agreement have been delivered to the Escrow Agent, and the Escrow Agent is willing to act as the Escrow Agent hereunder;

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Terms. All terms defined in the Merger Agreement shall have the same meanings when used herein.


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         2. Delivery of Parent Common Stock and Cash Dividends to Escrow.


         (a) Initial Delivery of Effective Time. In the event of the consummation of the Merger, pursuant to Section 2.1(e) of the Merger Agreement, at the Effective Time, Parent will deliver to the Escrow Agent written notice of such consummation and transfer to the Escrow Agent 166,427 shares of Parent Common Stock registered in the name of the Escrow Agent in the stock register maintained by Parent and/or its transfer agent, being the required number of shares of Parent Common Stock plus cash to be paid in lieu of delivery of a fraction of a share of Parent Common Stock which shall be used by the Escrow Agent to create a fund (the "Escrow Fund"), subject to the terms and conditions of this Escrow Agreement.

         (b) Initial Delivery at Option Closing Date. In the event of the valid exercise of the Option pursuant to Section 8.4 of the Option Agreement, at the Option Closing Date, Parent will deliver written notice to the Escrow Agent of such exercise and transfer to the Escrow Agent 5% of the number of shares of Parent Common Stock payable to the Option Stockholders pursuant to Section 8.1 of the Option Agreement, being the required number of shares of Parent Common Stock plus cash to be paid in lieu of delivery of a fraction of a share of Parent Common Stock which shall be used by the Escrow Agent to create the Escrow Fund, subject to the terms and conditions of this Escrow Agreement. The shares delivered pursuant to this Section 2(b) shall be registered in the name of the Escrow Agent in the stock register maintained by Parent and/or its transfer agent.

         (c) Stock Dividends and Splits. In the event of any stock dividend, stock split or similar recapitalization with respect to the shares of Parent Common Stock which becomes effective while shares of Parent Common Stock are held in the Escrow Fund, the additional shares of Parent Common Stock issued shall be added to the Escrow Fund and shall be subject to the terms and conditions of this Escrow Agreement as if such shares were initially delivered at the Effective Time or the Option Closing Date, as the case may be.

         (d) Cash Dividends. All cash dividends with respect to the shares of Parent Common Stock held in the Escrow shall be paid and delivered to the Escrow Agent for deposit into the Escrow Fund.

         3. Escrow Fund Income. The Escrow Agent shall invest any cash contained in the Escrow Fund and any and all cash dividends or other cash income produced by the shares of Parent Common Stock and other investments held in the Escrow Fund ("Profits") in marketable obligations issued or guaranteed by the United States of America or its agencies or instrumentalities and having maturities not exceeding 90 days, as the Stockholder Representative (with the written consent of Parent, which will not be unreasonably withheld or delayed) may from time to time direct. In the absence of such investment instructions, all moneys on deposit in the Escrow Fund shall be invested by the Escrow Agent in the One Group Prime Money Market Fund or a similar or successor fund offered by the Escrow Agent. The Profits and any shares of Parent Common Stock delivered to the Escrow Agent in respect of the initial shares of Parent Common Stock delivered into the Escrow shall constitute part of the Escrow Fund.



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         4. Claims.

         (a) Notice of Claims. Upon determination by Parent that it has a claim for indemnification under Section 11.2 or Section 11.3 of the Merger Agreement or Section 3.6 of the Option Agreement, as the case may be, Parent shall notify the Stockholder Representative in writing of the claim and shall deliver a copy of such notice to the Escrow Agent (with additional copies as provided in Section 8(h) of this Escrow Agreement). The Escrow Agent shall pay to Parent from the Escrow Fund only, in the manner specified in Section 4(b) below: (i) the amount of such claim by Parent if thirty (30) days shall have expired since the Parent delivered to the Escrow Agent and the Stockholder Representative a copy of the written notice of the amount claimed and the Escrow Agent shall not have received written notice within such time from any Stockholder Representative that the amount of the claim is being contested; (ii) the amount of any claim, or portion thereof, directed to be so paid in any written notice received by the Escrow Agent from the Stockholder Representative; or (iii) the amount of any claim, or portion thereof, directed to be paid in any written notice received by the Escrow Agent from the Arbitrators (as defined below).

         (b) Payment for Claims. All claims of Parent against the Escrow Fund shall be paid to Parent out of the assets held in the Escrow Fund in the following order of priority: (A) first, to the extent of any cash held in the Escrow Fund; (B) second, to the extent of any assets other than cash and shares of Parent Common Stock which are to be sold or liquidated for the purpose of paying such claims; and (C) third, shares of Parent Common Stock, which shares for such purposes shall be valued at the average closing price per share of Parent Common Stock as reported on the Nasdaq Stock Market (or the NASD's electronic bulletin board, for any day that Parent Common Stock is not eligible for trading on the Nasdaq Stock Market) for the ten trading days immediately preceding the third business day prior to the date of such withdrawal from the Escrow (the "Average Closing Price") (which per share price shall be adjusted for any stock dividend or stock split or similar recapitalization); provided, however, that in the event that the Average Closing Price is unavailable or can not be so calculated, the value of any shares of Parent Common Stock shall be determined by the mutual agreement of Parent and the Stockholder Representative, and in the event such an agreement can not be reached, by arbitration in accordance with Section 4(c) hereof . In the event that assets other than cash and shares of Parent Common Stock are required to be sold to pay a claim of Parent in the amount and at the date determined in accordance with this Section 4, the Escrow Agent shall so notify both Parent and the Stockholder Representative and Parent shall have twenty (20) days from the time the Escrow Agent delivers notice thereof to instruct the Escrow Agent as to which non-cash assets of the Escrow Fund are to be sold or liquidated for the purpose of paying the claim.

         (c) Arbitration. Any dispute as to the amount of a claim by Parent against the Escrow Fund for indemnification under Section 11.2 or Section 11.3 of the Merger Agreement or Section 3.6 of the Option Agreement, as the case may be, shall be determined by arbitration and shall be settled by three arbitrators (the "Arbitrators"), one of whom shall be appointed by Parent, one by the Stockholder Representative and the third of whom shall be appointed by the first two arbitrators. If either party fails to appoint an arbitrator within 10 days of a request in writing by the other party to do so or if the first two arbitrators cannot agree on the appointment of a third arbitrator within 10 days, then such arbitrator shall be appointed by the American Arbitration Association. Except as to the selection of arbitrators which shall be as set forth



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above, the arbitration shall be conducted promptly and expeditiously in
Chicago, Illinois or such other place agreed to between Parent and the Stockholder Representative in accordance with the rules of the American Arbitration Association then in effect so as to enable the arbitrators to determine the amount of such claim within 45 days of the commencement of the arbitration proceedings. Each party shall bear the expenses of its arbitrator and shall jointly and equally share with the other the expenses of the third arbitrator and the arbitration. Any decision of the Arbitrators shall be final, conclusive and binding upon the parties hereto and the Stockholders.

         5. Distribution and Termination.

         (a) Fund Distribution.

         (i) As soon as practicable after the first to occur of (i) March 31, 2001 and (ii) thirty days after delivery to Parent by its auditors of audited financial statements of the Surviving Corporation for the calendar year 2000 (with notice of such delivery to be promptly provided by the Parent to the Escrow Agent) (the "Distribution Date"), and subject to the other provisions of this Section 5, the Escrow Agent shall distribute the Escrow Fund, as provided below, to those who are (a) in the case of consummation of the merger, the Stockholders of the Company immediately prior to the Effective Time designated on Schedule A hereto in accordance with their interests as set forth in Schedule A hereto and (b) in the case of exercise of the Option, the Option Stockholders in accordance with their pro rata share of the number of Acquired Shares purchased by Parent from all Option Stockholders. The pro rata portion (the "Pro Rata Portion") shall be based upon the percent of which the number of shares of Acquired Shares owned by each Option Stockholder bears to the total number of shares of Acquired Shares owned by all Option Stockholders and purchased by Parent.

         (ii) Notwithstanding the above, however, if any claims for indemnity under the Merger Agreement or the Option Agreement, as the case may be, (of which the Stockholder Representative and the Escrow Agent have received written notice on or before the Distribution Date) remain pending on the Distribution Date, the Escrow Agent shall withhold in the Escrow Fund an amount equal to such pending claims.

         (iii) Subject to Sections 6 and 7 hereof, all amounts in the Escrow Fund on the Distribution Date in excess of all pending claims shall be immediately distributed (a) in the case of the consummation of the Merger, to the Stockholders in accordance with their interests as set forth in Schedule A attached hereto and (b) in the case of the exercise of the Option, to the Option Stockholders in accordance with their Pro Rata Portion.

         (iv) For purposes of determining the number of shares of Parent Common Stock or the amount of cash to be delivered to the Stockholders in the case of the consummation of the Merger or the Option Stockholders in the case of the exercise of the Option, as the case may be, and retained in the Escrow Fund following the Distribution Date, all shares of Parent Common Stock held in the Escrow Fund shall be valued at the Average Closing Price per share as determined pursuant to Section 4(b) above (which per share price shall be adjusted for any stock dividend or stock split or similar recapitalization) and all other assets shall be valued at their fair market value as of such date.



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         (v) On the Distribution Date the assets held in the Escrow Fund available to be distributed to the Stockholders in the case of the consummation of the Merger or the Option Stockholders in the case of the exercise of the Option shall be distributed in the following order of priority: (A) first, to the extent of any cash held in the Escrow Fund; (B) second, to the extent of any assets other than cash and shares of Parent Common Stock which are to be sold or liquidated for the purpose of making such distribution; and (C) third, shares of Parent Common Stock.

         (b) Withheld Assets. Any assets withheld pursuant to this Section shall be retained by the Escrow Agent in the Escrow Fund until (i) thirty (30) days shall have expired since the Parent delivered to the Escrow Agent and the Stockholder Representative a copy of the written notice of the amount claimed and the Escrow Agent shall not have received written notice within such time from the Stockholder Representative that the Stockholder Representative contests the amount of the claim, at which time the Escrow Agent shall pay the Parent the amount of such claim, (ii) the Escrow Agent receives written direction from Parent and the Stockholder Representative directing the Escrow Agent to disburse assets, in which case disbursement shall be made in accordance with such direction, (iii) the Escrow Agent receives a written notice from the Stockholder Representative directing that any pending claim, or any portion thereof, be paid, in which case payment of such pending claim or portion thereof shall be made in accordance with such notice, or (iv) the Escrow Agent receives a written notice from the Arbitrators directing that a pending claim, or any portion thereof, be paid, in which case payment of such pending claim or portion thereof shall be made in accordance with such notice. At such time as any claim pending on the Distribution Date is no longer pending, the Escrow Agent shall distribute
(a) to the Stockholders in accordance with Schedule A hereto in the case of consummation of the Merger or (b) to the Option Stockholders in their Pro Rata Portion, any balance of the assets withheld in respect of that claim remaining after disposition of that claim.

         (c) Disposition of Pending Claims. A claim shall be considered disposed of and no longer pending when (x) an event set forth in Section 4(a)(i) or (ii) or Section 5(b)(i), (ii) or (iii) of this Escrow Agreement has occurred (unless there are amounts still under claim after giving effect to the amounts paid) or
(y) the Escrow Agent has received a written notice from the Arbitrators directing that a pending claim or any portion thereof, be paid and the Escrow Agent has distributed to Parent any amount required pursuant to Section 4(a)(iii) or Section 5(b)(iv) of this Escrow Agreement.

         (d) Termination. When the entire Escrow Fund has been distributed in accordance with Section 4 and/or this Section 5, this Escrow Agreement shall terminate.

         (e) Distribution of Parent Common Stock. In connection with any distribution of shares of Parent Common Stock under this Section 5, Escrow Agent shall forward the existing stock certificate to the transfer agent for the Parent Common Stock with instructions that such certificate be cancelled in exchange for new stock certificates issued in the names of the Stockholders or the Option Stockholders, as the case may be, or, pursuant to the written direction of such stockholder, to his or her assignee, with any balance of Parent Common Stock to be returned to the Escrow Agent and Parent hereby agrees that it will direct the transfer agent to so issue the new certificates and deliver such certificates to the Escrow Agent for redelivery to the Stockholders or the Option Stockholders, as the case may be.



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         6. Stockholder Representative. By the execution and delivery of this
Agreement, the Stockholders hereby irrevocably constitute and appoint Russell Scott III as the true and lawful agent and attorney-in-fact of the Stockholders with full power of substitution to act in the name, place and stead of the Stockholders with respect to the escrow arrangements contemplated by this Agreement, and to act on behalf of the Stockholders in any dispute, claim, litigation or arbitration involving this Agreement, to do or refrain from doing all such further acts and things, and to execute all such documents as the Stockholder Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement and Russell Scott III hereby accepts appointment as Stockholder Representative. If Russell Scott III dies or otherwise becomes incapacitated and unable to serve as Stockholder Representative, Robert Paige shall serve as the new Stockholder Representative. The appointment of the Stockholder Representative shall be deemed coupled with an interest and shall be irrevocable, and Parent, the Escrow Agent, and any other person may conclusively and absolutely rely, without inquiry, upon any action of the Stockholder Representative in all matters referred to herein. All payments and notices made or delivered by Escrow Agent or Parent to the Stockholder Representative for the benefit of the Stockholders shall discharge in full all liabilities and obligations of Escrow Agent or Parent to the Stockholders with respect thereto. The Stockholders hereby confirm all that the Stockholder Representative shall do or cause to be done by virtue of his appointment as the Stockholder Representative of the Stockholders.

         7. Stockholder Representatives Liability. The Stockholder Representative shall not be personally liable to any of the Stockholders or the Parent for any act which he may do or omit to do under this Escrow Agreement in good faith and in the exercise of his own best judgment. Any act done or omitted by the Stockholder Representative in the absence of gross negligence or willful misconduct shall be deemed conclusively to have been performed or omitted in good faith by the Stockholder Representative.

         8. Miscellaneous.

         (a) Escrow Agent Obligations. The obligations and duties of the Escrow Agent are confined to those specifically enumerated in this Escrow Agreement. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, including without limitation the Merger Agreement and the Option Agreement, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in this Escrow Agreement, nor shall the Escrow Agent be obliged to inquire as to the form, execution, sufficiency, or validity of any such instrument as to the identity, authority, or rights of the person or persons executing or delivering the same, including successor Stockholder Representatives.

         (b) Escrow Agent Liability. The Escrow Agent shall not be personally liable for any act which it may do or omit to do hereunder in good faith and in the exercise of its own best judgment. Any act done or omitted by the Escrow Agent in the absence of gross negligence or willful misconduct shall be deemed conclusively to have been performed or omitted in good faith by the Escrow Agent. The Escrow Agent shall not be held liable for any losses that may occur as the result of the investment or reinvestment of the Escrow Fund.



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         (c) Conflicts. If the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to this Escrow Agreement, or the rights of any of the parties hereto, or any money, property, or instruments deposited herein or affected hereby, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding for the determination of such conflict.

         (d) Indemnification of Escrow Agent. Subject to the provisions of
Section 8(b) hereof, Parent and the Stockholders, jointly and severally, hereby agree to indemnify and hold harmless the Escrow Agent from and against all costs, damages, judgments, attorney's fees (whether such attorneys shall be regularly retained or specially employed), expenses, obligations, and liabilities of every kind and nature which the Escrow Agent may incur, sustain, or be required to pay in connection with or arising out of this Escrow Agreement, and all such costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities shall be paid equally by Parent and Stockholders. The obligations of the Parent and the Stockholders hereunder shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

         (e) Escrow Agent's Conduct; Fees. In performing its duties hereunder, the Escrow Agent may rely on statements furnished to it by an officer of the Parent or by the Stockholder Representative, or on any other evidence deemed by the Escrow Agent to be reliable. The Escrow Agent shall be entitled to the payment of an annual fee in the amount of $3,500 payable in advance of each year's service, which shall be paid by Parent.

         (f) Voting of Parent Common Stock. The Stockholder Representative shall have the right to exercise all voting rights with respect to the shares of Parent Common Stock held in the Escrow Fund.

         (g) Successors. This Escrow Agreement shall be binding on and inure to the benefit of the Stockholders, Stockholder Representative, Parent and Escrow Agent and their respective successors and permitted assigns (but not the heirs of the Stockholder Representative in such Stockholder's capacity as Stockholder Representative).

         (h) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of delivery thereof if by hand or upon receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested) or on the second next business day after deposit if sent by a recognized overnight delivery service or upon transmission if sent by telecopy or delivery service or upon transmission if sent by telecopy or facsimile transmission (with request of assurance of receipt in a manner customary for communication of such type) as follows:

         To the Stockholder
         Representative:

               Russell Scott III
               38 Sunset Drive
               Englewood, Colorado
               Telecopy:



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         With copies to:
         --------------

                  Gelt, Paddison & Zinn, P.C.
                  303 E. 17th Avenue
                  Suite 910
                  Denver, Colorado 80203
                  Telecopy: (303) 830-9400

         To Parent:
         ---------

                  Illinois Superconductor Corporation
                  451 Kingston Court
                  Mount Prospect, Illinois 60056
                  Attention: Chief Executive Officer
                  Telecopy:  (847) 299-9609

                  and

                  Illinois Superconductor Corporation
                  C/o Elliott Associates
                  712 Fifth Avenue
                  New York, New York 10019
                  Attention: Mark Brodsky
                  Telecopy: (212) 974-2092

         With a copy to
         --------------

                  Sonnenschein Nath & Rosenthal
                  8000 Sears Tower
                  233 South Wacker Drive
                  Chicago, Illinois  60606
                  Attention:  Michael D. Rosenthal, Esq.
                  Telecopy: (312) 876-7934

         To the Escrow Agent:
         -------------------

                  American National Bank and Trust Company of Chicago 120 S. LaSalle Street
                  4th Floor
                  Mail Code  IL1-1250
                  Chicago, Illinois  60603
                  Attention:  Kevin M. Ryan
                  Telecopy  (312) 661-6491


         (i) New Escrow Agent. The Escrow Agent may resign as such following the giving of forty-five (45) days prior written notice to the other parties hereto. If the Escrow Agent shall decline or cease to act as Escrow Agent, the Parent and the Stockholder Representative



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shall appoint a successor. In the event Parent and the Stockholder
Representative cannot agree on a successor, the matter shall be submitted to binding arbitration through the American Arbitration Association. Parent and the Stockholder Representative shall split the costs of such arbitration equally and shall each pay their own expenses related thereto. If the other parties hereto or an arbitrator shall have failed to appoint a successor prior to the expiration of forty-five (45) days following receipt of the notice of the Escrow Agent's resignation, the Escrow Agent may appoint a successor or petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

         (k) Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to the conflicts-of-laws rules thereof.

         (l) Jurisdiction and Venue. Each party covenants and agrees (i) that any state or federal court within Cook County, Illinois shall have exclusive jurisdiction of any action or proceeding relating to, or arising under or in connection with this Agreement and Parent, each Stockholder, Stockholder Representative, Company and Escrow Agent consent to personal jurisdiction of such courts and waives any objection to such courts' jurisdiction, and (ii) servicer of any summons and complaint may be made by: (A) personally delivering a copy of such summon sand complaint to (if a natural person) the individual to be served, (B) leaving a copy of such summons and complaint at the individual's usual place of abode with any person over the age of 18 who is a member of such individual's family, (C) leaving a copy of such summons and complaint at the individual's usual place of business with the individual's assistant or secretary, (D) delivering a copy to an agent authorized by appointment or law to accept service of process, or (E) any other method authorized under applicable law.

         (m) Amendment or Modification. The terms of this Escrow Agreement may be altered, amended, modified or revoked by writing only, signed by Parent, the Escrow Agent and the Stockholder Representative.

         (n) Reports from Escrow Agent. The Escrow Agent shall furnish to the Parent and the Stockholder Representative quarterly reports listing each transaction made by the Escrow Agent during such quarter with respect to this Escrow Agreement.

         (o) Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (p) Headings. The article and section headings contained in this Escrow Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Escrow Agreement.

         (q) Waiver of Compliance; Consents. Any failure of the parties hereto to comply with any obligation, covenant, agreement or condition contained herein may be waived in writing by the other parties hereto, respectively, but such waiver or failure to insist upon strict



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compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

         (r) Validity. The invalidity or unenforceability of any provision of this Escrow Agreement shall not affect the validity or enforceability of any other provisions of this Escrow Agreement, which shall remain in full force and effect.

         (s) Assignment. This Escrow Agreement shall not be assigned other than by operation of law, except that it may be assigned by Parent to one or more of its affiliates who agree in writing to be bound by the provisions hereof; provided, that Parent remains obligated under this Escrow Agreement. No assignment of the interest of any of the parties hereto shall be binding upon the Escrow Agent unless and until written evidence of such assignment in form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

         (t) Investments. The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. Although the Parent and the Stockholders recognize that they may obtain a broker confirmation or written statement containing comparable information at not additional cost, they hereby agree that confirmations of investment are not required to be issued by the Escrow Agent for each quarter in which a quarterly statement is rendered. The Escrow Agent shall have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestments made in accordance with the provisions hereof.

         (u) Damages. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE DIRECTLY OR INDIRECTLY FOR ANY (I) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES WHICH RESULT FROM THE ESCROW AGENT'S FAILURE TO ACT IN ACCORDANCE WITH THE REASONABLE COMMERCIAL STANDARDS OF THE BANKING BUSINESS, OR (II) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF THE ESROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         (v) Advice of Counsel; Agents. The Escrow Agent shall have the right, but not the obligation, to consult with counsel of choice and shall not be liable for action taken or omitted to be taken by Escrow Agent either in accordance with the advice of such counsel or in accordance with any opinion of counsel to the Parent or the Stockholders addressed and delivered to the Escrow Agent. The Escrow Agent shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees.

         (w) Successor Escrow Agent. Any banking association or corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any banking association or corporation to which all or substantially all of the corporate trust business of the Escrow Agent shall be transferred, shall succeed to all the Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.



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         (x) Attachment of Escrow Fund. In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order or decree may be subsequently reversed modified, annulled, set aside or vacated.

         (y) Tax Matters. The Escrow Agent shall report to the Internal Revenue Service , as of each calendar year-end, all income earned from the investment of any sum held in the escrow agent against the Stockholder, in the event deposits are made pursuant to Section 2(a), in the percentages set forth in Schedule A or the Option Stockholders, in the event deposits are made pursuant to Section 2(b), in their respective Pro Rata Portions, whether or not such income has been distributed during such year, as and to the extent required by law. The Escrow Agent shall have no responsibility for the preparation and/or filing of any tax return with respect to any income earned by the Escrow Account, nor for any withholding or the payment of any taxes or estimated taxes.

         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

                                 Parent:

                                 ILLINOIS SUPERCONDUCTOR CORPORATION


                                 By: /s/ GEORGE M. CALHOUN
                                     ---------------------
                                        George M. Calhoun
                                        Chief Executive Officer


                                 Escrow Agent:


                                 AMERICAN NATIONAL BANK AND TRUST
                                 COMPANY OF CHICAGO, as escrow agent


                                 By: /s/ TIMOTHY P. MARTIN
                                     -------------------------------
                                         Timothy P. Martin
                                         Assistant Vice President



                                 Stockholder Representative:


                                 RUSSELL SCOTT III
                                 -----------------
                                 Russell Scott III

                                   SCHEDULE A



--------------------------------------------------------------------------------
                           Percentage Interest in      Address or Account for
   Name of Stockholder          Distribution               Distribution *
   -------------------          ------------               --------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------
* Subject to change upon written notice to Escrow Agent and Stockholder Representatives

                                   SCHEDULE B



--------------------------------------------------------------------------------

                                                          Address or Account for
  Name of Option Stockholder       Acquired Shares             Distribution *
  --------------------------       ---------------             --------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------
* Subject to change upon written notice to Escrow Agent and Stockholder Representatives